Exhibit 99.1

Lifeway Foods, Inc. ANNUAL SHAREHOLDERS MEETING 2026

Forward Looking Statements 2 This presentation contains “forward - looking statements” as defined in the Private Securities Litigation Reform Act of 1995 regarding, among other things, future operating and financial performance, product development, market position, business strategy and objectives. These statements use words, and variations of words, such as “will,” “expect,” “next,” “project,” “potential,” “continue,” “trend,” “outlook,” and “grow.” Other examples of forward looking statements may include, but are not limited to, (i) projections of revenues, income or loss, earnings or losses per share, capital expenditures, dividends, capital structure and other financial items, (ii) statements of our plans and objectives, including the introduction of new products, or estimates or predictions of actions by customers, suppliers, competitors or regulatory authorities, (iii) statements of future economic performance, and (iv) statements of assumptions underlying other statements and statements about Lifeway or its business. You are cautioned not to rely on these forward - looking statements. These statements are based on current expectations of future events and thus are inherently subject to uncertainty. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, our actual results could vary materially from our expectations and projections. These risks, uncertainties, and other factors include: price competition; the decisions of customers or consumers; the actions of competitors; changes in the pricing of commodities; the effects of government regulation; and possible delays in the introduction or acceptance of new products. A further list and description of these risks, uncertainties, and other factors can be found in Lifeway’s Annual Report on Form 10 - K for the fiscal year ended December 31, 2025, and our subsequent filings with the SEC. Copies of these filings are available online at https:// www.sec.gov, http://lifewaykefir.com/investor - relations/, or on request from Lifeway. Information in this presentation is as of the dates and time periods indicated therein, and Lifeway does not undertake to update any of the information contained in these materials. Accordingly, YOU SHOULD NOT RELY ON THE ACCURACY OF ANY OF THE STATEMENTS OR OTHER INFORMATION CONTAINED IN ANY ARCHIVED PRESENTATIONS.

Lifeway Foods: Leader in Gut Health 3 Lifeway’s Mission Statement About Us Sustainability This Family Business Begun in a Basement Has Gone Big Time Daughter Grows Family Business At Lifeway, we’re here to provide the best in nutritious, probiotic - rich foods that support health and well - being. We’re working to make the world a better place through initiatives focused on helping people and the planet. • #1 Kefir and Farmer Cheese Brand in U.S. • Category Leader for Over 35 Years • Sold Nationally & Internationally • Support Our Local Communities • Manufactured in IL, WI, PA & CA • Publicly traded on NASDAQ Renewable Energy Credits offset 100% of electricity used at Lifeway facilities Process improvements at the Morton Grove, IL facility will lead to less gas used, less heating energy, and quicker pasteurization. USDA Organic is Regenerative, and so much more! USDA Organic is the only environmental label claim in the US that is backed by third party certification and federal oversight, which provides traceability from farm to consumer • Lifeway's 8oz bottles are made from sugarcane, a 100% renewable energy source • 100% recyclable • Helps reduce greenhouse gases • Potentially switching 32oz bottles to this material Increased Capacity at Waukesha, WI Plant

Why Lifeway Kefir 4 9 Reasons to Drink Lifeway Kefir

He alth 5 The health beneﬁts are so science - backed, they sound like magic “Keﬁr is a more powerful probiotic than yogurt” – Hea l th li n e “In general, Keﬁr is better for you than yogurt as it contains more strains of probiotics and beneﬁcial yeast. – Cleveland Clinic “Protects consumers from enteric infections and improves immune and metabolic health.” “A review of 19 studies examining the effect of fermented foods, including keﬁr, on the gut microbiota found that these foods help modify the microbial makeup of the gut and may help improve immunity and metabolic factors [ 2] .” – Forbes Health

Lifeway is sold in every major grocery chain in the U.S. 6

How will we continue our incredible household penetration and revenue growth? PRICE 1. Offer exceptional value 2. Showcase cost per ounce advantage PRODUCT 1. Grow number of items on shelf 2. Innovation / expansion of existing items PROMOTIONS 1. More demos 2. More displays 3. Advertising and digital promos PLACE/DISTRIBUTION 1. New retailers (BJ’s, Costco) 2. Increase store count 3. New channels (Food Service) to increase awareness 7

Highlights of the Year: New Products & New Distribution New Distribution 8

1 Lifeway has strong household growth, repeat purchase and loyalty All Outlets Source: SPINS; 2019 - 2025 Source: TriLens Panel All Outlets L52wks & L12wks 5.17.26 4.4 5.1 6.3 2 024 2 025 2 026 $75 $92 $97 $118 $139 $169 $215 2 019 2 0 20 2021 2 0 22 2023 2 024 2 025 MULO Brand Lifeway (Kefir & FC) – Dollars (Millions) Full Year comparison Lifeway Kefir Household Penetration +$1 4 0 M 187%

US MULO: Lifeway is the #12 Yogurt brand with selling only Drinks ACV Chg ACV Unit % Chg Dol % Chg Dol Dollar Ranking - 0.7 96 . 9 8 . 7% 19 . 5% $1.3B 1. Chobani Flat 84 . 5 1 . 7% 7 . 0% $586M 2. Private Label 2.6 89 . 6 4 . 3% 18 . 6% $572M 3. Dannon Oikos 0.2 91 . 8 - 3 . 0% - 3 . 2% $415M 4. Yoplait 0.4 77 . 4 7 . 4% 20 . 0% $257M 5. Fage - 0.3 76 . 4 1 . 3% 6 . 9% $207M 6. Stonyfield Farm - 0.2 87 . 6 - 5 . 4% - 7 . 7% $206M 7. Dannon Activia - 3.1 81 . 4 - 9 . 4% - 9 . 9% $202M 8. Dannon Light & Fit - 1.9 90 . 6 - 9 . 3% - 3 . 5% $184M 9. Dannon 6.3 53 . 7 17 . 9% 29 . 8% $112M 10. Siggis 1.6 79 . 0 7 . 4% 8 . 7% $99M 11. Noosa 2.1 7 9. 7 2 7.7% 2 6.0% $97M 12. Lifeway - 0.3 73 . 3 23 . 4% 17 . 8% $81M 13. Greek Gods - 1.8 77 . 0 8 . 8% 10 . 4% $75M 14. Yoplait Oui 2.7 74 . 9 19 . 1% 7 . 3% $72M 15. Ratio - 7.5 82 . 7 - 1 6 . 8% - 1 2 . 9% $72M 16. YoCrunch Flat 75 . 7 - 2 4 . 2% - 2 0 . 7% $53M 17. Too Good 1.3 67 . 7 2 . 3% 2 . 5% $49M 18. Yakult - 2.0 30 . 8 6 . 7% 11 . 9% $40M 19. Icelandic - 0.2 52 . 2 - 5 . 5% - 2 . 4% $39M 20. LaLa Yogurt by segment Dollars Cho b a n i Private Label O i k o s Y oplai t Fag e Stonyfield Farm A ct i v ia Light & Fit D a n no n Sig g is N o osa L if e way Greek Gods Yoplait Oui Ra t io YoCrunch Too Good Ya k ult Ic e l a n dic L a La SS Cups SS Cup Mpks Mult - Serve Tubs Ki d s Adult Drinks Pla n t 1 Source: SPINS YTD 5.17.26

US MULO: Lifeway Lowfat Conventional 32oz is one of the top product groups in dollars and units Adult Yogurt & Kefir Drinks - Dollar Ranking Product Groups Chobani Base 7oz $38M - 7% dol Chobani 30g 14oz 9.1M +141% units Chobani 10oz/4pk Yakult 5pk Activia 8pk Oikos 23g Pro 7oz Chob. 20g Pro 10oz Lfwy LF Conv 32z $40M New dol $41M Flat dol $52M - 7% dol $53M +53% dol $65M +34% dol $67M +24% dol Activia 8pk Yakult 5pk Lfwy LF Conv 32z Chob. Base 7oz Chob. 20g Pro 10oz Oikos 23g Pro 7oz 9.5M - 5% units 13M +2% units 17M +26% units 18M - 11% dol 24M +32% units 25M +33% dol 1 Source: SPINS YTD 5.17.26

GLP-1 and Lifeway Kefir's benefits to gut health

## Side Effects of GLP-1 medications:

- Loss of Lean muscle mass
- Gastrointestinal issues
- Loss of key nutrients


GLP-1


How can Lifeway Kefir help with side effects of GLP-1 medications?
Improved Gut Health
Probiotic Powerhouse
Packed with Protein
Nutrient-Rich
Excellent source of vitamin D
Reduced Inflammation
Immune System Support
Excellent source of vitamin B12
Naturally Gluten-Free
Excellent source of Calcium
Improved Nutrient Absorption
PROBIOTICS
Lifeway
KEFIR
cultured lowfat milk
1%
PLAIN
UNSWEETENED
HAPPY GUT HAPPY LIFE

12

59% of Gen Z shoppers report following a "high protein" diet

# Gen Z Shoppers have shifted back to animal-based products to fulfill nutritional goals alongside plant protein

Lifeway

**HIGH PROTEIN**


53%
59%
Millenials
Gen Z
Medically Necessary
Personal Choice
Both

**+12.6%**
**Animal Protein**
Functional Ingredient

**+11.3%**
**Plant Protein**
Functional Ingredient

**-1.3%**
**Plant Based**
Diet Friendly



**Millennials and Gen Z over-index in spend on items with protein functional ingredients.**

While Gen Z only makes up 4% of buyers, they spend 17% more than Gen X (31% buyer share).

**17% MORE**

Gen Z spends 17% more than Gen X

Source: July 2025 SPINS survey of total U.S. Gen Z and Millennial shoppers aged 13-44 (n = 1000) "Do you follow any of the following dietary restrictions?"
SPINS Satori Total US Natural Expanded & Mulo Conv (Powered by Circana) | YTD 06/15/2025
SPINS TriLens Panel (Powered by Circana), Total US All Outlets, 52 weeks ending 06/15/2025

Lifeway

13

Innovation


NEW
LIVE & ACTIVE PROBIOTICS
Lifeway
MUSCLE MATES
PROTEIN + CREATINE
WITH KEFIR CULTURES
5G CREATINE
20G PROTEIN
50 BILLION
LACTOSE FREE
MIXED BERRY
STRAWBERRY BANANA
VANILLA
8 FL OZ (236mL)

**PR Newswire**

## Lifeway Foods Announces Muscle Mates™: A Breakthrough Functional Beverage with Creatine, Protein and Probiotics Disrupting the Fitness Nutrition Category

MORTON GROVE, Ill., Sept. 8, 2025 /PRNewswire/ -- Lifeway Foods, Inc. (Nasdaq: LWAY) ("Lifeway" or "the Company"), a leading U.S. supplier of kefir and fermented probiotic products that support the microbiome, is proud to announce Muscle Mates™, an innovative, ready-to-drink functional beverage that pairs 20 grams of protein with 5 grams of creatine and Lifeway's 12 live and active probiotic cultures. Set to hit shelves in grocery stores, fitness centers and select retailers nationwide by year-end, Muscle Mates™ is poised to satisfy growing consumer demand for performance-driven, wellness-conscious products.

**Triple-Benefit Performance Meets Research-Backed Nutrition**
Lifeway Muscle Mates™ delivers a powerful trifecta:

- Protein – builds and repairs muscle
- Creatine – enhances strength, endurance, recovery and cognitive performance
- Probiotics – support gut health and digestion

Creatine has evolved from a niche supplement into a versatile super-nutrient with a wide spectrum of benefits. Recent research has focused on potential benefits for heart health, mental health and Alzheimer's patients. It remains one of the most affordable options available, with decades of scientific research backing its safety and effectiveness.

**Lifeway Meets the Moment**
"Muscle Mates™ is an exciting step forward in functional nutrition," said Julie Smolyansky, CEO of Lifeway Foods. "Our goal is to bring together the best of performance and wellness by offering support for strength, recovery, focus and gut health in one convenient and great-tasting format. We see opportunities to serve a wide range of consumers, from athletes and fitness enthusiasts to those simply looking to support their overall well-being. I am particularly eager to highlight creatine's emerging relevance for women, as more are exploring its potential role in energy, performance and healthy aging."

Source: PR Newswire 09.08.2025

14

1 Source: SPINS; YTD 5.17.26

MULO: Lifeway is #1 US MULO YTD 5.17.26 Ma x ACV Chg Ma x ACV Unit % Chg Un i ts (K) Dol % Chg Dol Farmer Cheese SKU 20pts 26.5 223% 555 247% $3.0M 1. Lifeway Conv 16oz Flat 8.6 - 2.5% 345 - 0.2% $1.2M 2. Friendship VacPk 7.5oz - 0.4% 3.4 5.1% 147 6.7% $513K 3. Friendship No Salt 7.5oz Flat 2.1 - 8.0% 85 - 2.3% $480K 4. Friendship VacPk 16oz Flat 0.3 14.8% 32 14.7% $446K 5. Mimoso Round 28oz Key Wins # 1 $9.4M +35% dol 1.7M +30% units Total Farmer Cheese Farmer Cheese Conv 16oz $3M +247% dol 555K +223% units 27% ACV +20pts 1 Source: SPINS; YTD 5.17.26

Lifeway Farmer Cheese Converting Cottage Cheese Consumers 1 7 • 12 live & active probiotic cultures • Dry Curd Cheese • 2% milk (Reduced Fat) • High Protein (15g) • Low Sodium (40mg)/No salt added • Total Carbs (4g) • Good source of Calcium

1 Retailers who carry LF Conv 8oz & 32oz Middle Income Gen X A cc u l t ur ated Hispanic Lifeway Lowfat Conventional 8oz has grown in volume, penetration and repeat purchase US M ULO T otal Outlets R e p eat Purch Chg R e p e a t Purch Hhl d Pe n . Chg Hhl d Pe n . Unit % Chg Dol % Chg Flat 61. 7% +0.9 4.7% +2 5% + 27% LF Conv 32oz +2.9 46. 2% +0.8 1.4% +5 1% + 59% LF Conv 8oz Source: SPINS L52wks 5.17.26 Source: TriLens All Outlets; L52wks 5.17.26; Index>120 for demographics Lowfat Conventional 8oz has proven to be incremental US MULO Lowfat Conventional 8oz Consumer All Outlets

Exciting, Buzzy, On-Trend Flavors in Whole Milk Organic 8oz

# Whole Milk Organic Lactose-Free 8oz Flavor Fusions

*Bringing excitement to the category!*


Lifeway
ORGANIC
KEFIR



## 8oz has proven to be incremental to 32oz & the category

- Gen Z is more likely than any other generation to order new flavor experiences on the menu
  - 51% will try a new food just because it sounds exciting
  - 44% love trying new foods, the crazier and more unique the better
- Half of Gen Zers like to have more meals with unique flavors or different cuisines
- 32% of Gen Z love trying new types of foods
- 71% of Millennials and Gen Z prefer meals they can enjoy on the go

## Who is the consumer?



Upper Income | Lower Income | Gen Z

Source: Flavor & The Menu "Gen Z: Ready for the World" 12.22; Food & Beverage Insider "Keys to food, beverage product success for Gen Z" 1.24; Edlong & Food Dive "Flavor Fusion: How to Quickly & Deliciously Transform Foods & Beverages into Functional Powerhouses" 2024

Lifeway
19

Starting Healthy Habits Early with ProBugs

## Putting ProBugs in lunchboxes across America


4 MORE DAYS!
On the beach enjoying Lifeway ProBugs
ProBugs
ORGANIC
KEFIR

New equipment more than triples efficiency, reduces labor and increases capacity. Post-consumer recycled pouches, 30% less plastic in caps.

# NEW

## Lifeway Whole Milk Conventional ProBugs


ProBugs
KEFIR

**PR Newswire**

Lifeway® Foods Expands Beloved ProBugs® Kefir Line with New Conventional Whole Milk Pouches in Three Fun Flavors

20

# Marketing That Drives Results

**125.7 million**
impressions across social platforms, including both organic impressions and ads
Jan – June 2026

**5.7k**
**community-created posts**
Jan – June 2026

**High-quality media placements with Lifeway brand mentions generated ~1.4 billion potential reach.**

**Top-tier publications featured Lifeway and Lifeway products.**

**NOTABLE PLACEMENTS:**

Health Digest, Tasting Table, mindbodygreen, Forbes, CNET, USA TODAY, GQ, TODAY, MEN'S JOURNAL, VOGUE, REAL SIMPLE, The Guardian, EatingWell, well+good, FORTUNE, food network, BUSINESS INSIDER, Prevention, redbook, GLAMOUR, Eat This, Not That!, GOOD HOUSEKEEPING, Women's Health, verywell health, NEW YORK POST, BuzzFeed

## Socials

Bethany Frankel
the Real Housewives OF NEW YORK CITY


At The Level Supermodel Snack


TikTok


NEW
AT COSTCO!

## Media


Lifeway


LIMOR SUSS


Bloomberg
TELEVISION

21

Influencer Marketing Making Lifeway Kefir a staple for on - the - go and in every kitchen 22

Influencer Marketing Introducing Lifeway Farmer Cheese as a cottage cheese upgrade 53.5k Likes 40.4k Comments 55k Likes 184 Comments 29.1k Likes 280 Comments 77.5k Likes 1.5k Comments 51.2k Likes 1.4k Comments 23

2 4 Public Relations In 2026, Lifeway has received 117 media placements to - date in target outlets resulting in a potential audience reach of more than 1.4 billion in top wellness, business, lifestyle and trade outlets.* 24 *Data as of June 12, 2026

Lifeway Awards and Achievements 25

Highlights of the Year: Brand Collaboration and Pop Culture B r and 26

Highlights of the Year: National Kefir Day and 40 th Year Celebration National Kefir Day celebrations in • New York • Miami • Chicago • Los Angeles SoHo pop - up to feature gold medal winner and Gotham FC soccer star Rose Lavelle as Lifeway smoothie bartender, music from AMRIT, and a live performance from Cannons 27

Highlights of the Year: Lifeway Spot Featuring Colston Loveland and D’Andre Swift Big Game excitement expanding our demographic reach 30 - second spot with Chicago Bears superstars Over 10 million views on social platforms since February 28

Lifeway Marketing and Events Total YTD Donations: 162,000 Lifeway Servings 8 0 0+ EVENTS! 2 9

3 0 High Profile Event Partnerships 3 0

3 1

3 2 Investing in our future 3 2 Expand Away from Home and brand ubiquity through Foodservice, Convenience, Club and Drug channel distribution expansion 2. Accelerate marketing strategy to drive consumption & grow penetration 1. Execute innovation effectively in all channels (Muscle Mates, Organic Farmer Cheese, Lactose - Free and Collagen) 4. Expand kids – Conventional ProBugs 5. Close voids & expand assortment in traditional and natural retails 3.

R even u e LIFEWAY 2.0 $212. 5 $200.0 $186. 8 $180.0 $160. 1 $160.0 $141.6 $140.0 $119.1 $120.0 $102.0 $100.0 $ 2 2 0 . 0 FY 20 FY 21 FY 22 FY 23 FY 24 FY 25 CAGR 15.8% 33

LIFEWAY 2.0

# Financial Highlights

| | F25 | F24 |
|---|---|---|
| ✓ Revenue Growth vs. PY | + 19.0%* | 16.7% |
| ✓ Gross Profit | $58.2M | $48.6M |
| ✓ Capital Investment | $27.4M** | $6.7M |

- ✓ Operating Expense (SG&A)
  - ✓ Continued investment supporting brand awareness and revenue growth
  - ✓ Focused on expense management and operating expense leverage
- ✓ Strong Balance Sheet - No outstanding debt at 12/31/2025.

* Adjusted for the strategic exit of a customer in Q3 24 and a significant distributor shifting from LWAY delivery to customer pick-up in late 2024.

** The Company is investing ~$48M to increase the manufacturing capacity and efficiency of its Waukesha, Wisconsin facility.

34